Exhibit 99.1

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of

Strategic Hotel Capital, Inc.

Chicago, IL

We have audited the accompanying combined balance sheet of CIMS Limited Partnership and Inter-Continental Florida Limited Partnership (entities under common ownership and management) (“the Partnerships”) (see Note 1) as of December 31, 2004, and the related combined statements of operations, owners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnerships’ management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the Auditing Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnerships have determined that they are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnerships’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the combined financial position of the Partnerships as of December 31, 2004, and the combined results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

June 13, 2005

CIMS LIMITED PARTNERSHIP AND INTER-CONTINENTAL FLORIDA LIMITED

PARTNERSHIP

COMBINED BALANCE SHEET

(In Thousands)

December 31, 2004
Assets
Property and equipment	$339,717
Less accumulated depreciation	(59,205)

Net property and equipment	280,512

Cash and cash equivalents	5,579
Accounts receivable (net of allowance for doubtful accounts of $22)	4,077
Other assets	2,336

Total assets	$292,504

Liabilities and Owners’ Equity
Liabilities:
Revolving loan notes and other debt payable	$224,634
Accounts payable and accrued expenses	14,483

Total liabilities	239,117
Owners’ equity:
Partners’ capital	13,328
Accumulated earnings	40,059

Total owners’ equity	53,387

Total liabilities and owners’ equity	$292,504

The accompanying notes to the combined financial statements

are an integral part of these statements.

CIMS LIMITED PARTNERSHIP AND INTER-CONTINENTAL FLORIDA LIMITED

PARTNERSHIP

COMBINED STATEMENT OF OPERATIONS

Year Ended December 31, 2004

(In Thousands)

2004
Revenues:
Rooms	$55,695
Food and beverage	33,734
Other hotel operating revenue	3,686

Total revenues	93,115

Operating Costs and Expenses:
Rooms	15,644
Food and beverage	23,049
Other departmental expenses	21,846
Management fees	7,111
Other property level expenses	5,748
Depreciation	14,951

Total operating costs and expenses	88,349

Operating income	4,766

Interest expense	(5,537)
Interest income	2,459

Net Income	$1,688

The accompanying notes to the combined financial statements

are an integral part of these statements.

CIMS LIMITED PARTNERSHIP AND INTER-CONTINENTAL FLORIDA LIMITED

PARTNERSHIP

COMBINED STATEMENT OF OWNERS’ EQUITY

Year ended December 31, 2004

(In Thousands)

	Partners’ Capital	Accumulated Earnings	Total
Balance, January 1, 2004	$132,141	$38,371	$170,512
Loan assignments	(118,813)	—	(118,813)
Net income	—	1,688	1,688

Balance, December 31, 2004	$13,328	$40,059	$53,387

The accompanying notes to the combined financial statements

are an integral part of these statements.

CIMS LIMITED PARTNERSHIP AND INTER-CONTINENTAL FLORIDA LIMITED

PARTNERSHIP

COMBINED STATEMENT OF CASH FLOWS

Year Ended December 31, 2004

(In Thousands)

2004
Operating Activities:
Net income	$1,688
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	14,951
Increase in accounts receivable	(1,560)
Increase in other assets	(982)
Increase in accounts payable and accrued expenses	3,238

Net cash provided by operating activities	17,335

Investing Activities:
Capital expenditures	(9,274)

Net cash used in investing activities	(9,274)

Financing Activities:
Payments on and proceeds from revolving loan notes and other debt, net	(3,068)

Net cash used in financing activities	(3,068)

Net change in cash and cash equivalents	4,993
Cash and cash equivalents, beginning of period	586

Cash and cash equivalents, end of period	$5,579

Supplemental Schedule of Non-Cash Financing Activities:

Loan assignments (see Note 5)	$118,813

The accompanying notes to the combined financial statements

are an integral part of these statements.

CIMS LIMITED PARTNERSHIP AND INTER-CONTINENTAL FLORIDA LIMITED

PARTNERSHIP

NOTES TO COMBINED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2004

1.	GENERAL

CIMS Limited Partnership, an Illinois limited partnership, and Inter-Continental Florida Limited Partnership, a Delaware limited partnership (the Partnerships) were formed in 1989.

The Partnerships each own a luxury full-service hotel that is subject to a long-term management contract with InterContinental Hotel Group. The Partnerships’ full-service hotels are located in Chicago, Illinois and Miami, Florida.

On February 28, 2005, the Partnerships signed agreements to admit Strategic Hotel Capital, Inc. (SHC) as an 85 percent partner in the Partnerships. (see Note 10).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying combined financial statements include the financial position and the results of operations of the Partnerships. These financial statements have been combined as the Partnerships were under common ownership and management.

Material intercompany transactions and balances have been eliminated in combination.

Use of Estimates:

The preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property, Equipment and Depreciation:

Property and equipment consists of land, buildings, building improvements and furniture, fixtures and equipment.

Costs directly related to the acquisition of real estate are capitalized. Repairs and maintenance are expensed as incurred.

Depreciation is computed on a straight-line basis over the following useful lives:

Buildings	50 years
Building improvements	44-50 years
Furniture, fixtures & equipment	3-10 years

Hotel improvements in progress include amounts paid for capital projects for hotels that are in the process of being renovated or expanded. Completed renovations and improvements are capitalized and depreciated over their estimated useful lives.

The Partnerships review long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows

CIMS LIMITED PARTNERSHIP AND INTER-CONTINENTAL FLORIDA LIMITED

PARTNERSHIP

NOTES TO COMBINED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2004

(Continued)

expected to be generated by the asset. If such assets are considered to be impaired, the impairment recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets calculated using a discounted cash flows approach. Assets to be disposed of are reported at the lower of the carrying amount or estimated fair value less costs to sell.

Inventories:

Inventories located at the hotel properties consist of food and beverage stock and in-use and unused inventories of linen, china, glassware and silver. These items are stated at the lower of cost or market and are included in other assets on the accompanying combined balance sheet.

Cash and Cash Equivalents:

The Partnerships consider all cash on hand, demand deposits with financial institutions and short-term highly liquid investments with original maturities of three months or less to be cash equivalents.

Revenue Recognition:

Revenues include room, food and beverage and other hotel operating revenue such as long-distance telephone service and space rentals. These revenues are recognized as the related services are delivered.

Income Taxes:

No provision for state or federal income taxes has been made, as the liability for such taxes is that of the individual partners rather than the Partnerships.

3.	PROPERTY AND EQUIPMENT

The following summarizes the Partnerships’ investment in property and equipment:

December 31, 2004
(in thousands)
Land	$65,083
Buildings	119,794
Building improvements	46,311
Furniture, fixtures and equipment	102,708
Improvements in progress	5,821

Total property and equipment	339,717
Less accumulated depreciation	(59,205)

Net property and equipment	$280,512

Hotel rooms	1,448

4.	MANAGEMENT AGREEMENTS

The Partnerships’ hotels are managed by an affiliate of the Partnerships and are subject to management agreements that the Partnerships assumed upon acquisition of the hotels. These agreements provide for the payment of licensing fees equal to 4% of total revenues and base management fees equal to 10-20% of adjusted income before fixed charges (as defined in the agreements). For the year ended December 31, 2004, these amounts were $3,724,000 and $3,387,000, respectively. The

CIMS LIMITED PARTNERSHIP AND INTER-CONTINENTAL FLORIDA LIMITED

PARTNERSHIP

NOTES TO COMBINED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2004

(Continued)

terms of these agreements require management of the hotels to furnish the hotels with certain services, which include on-site management and may include central training, advertising and promotion, national reservation system, payroll and accounting services, and such additional services as needed.

At December 31, 2004, the remaining terms (not including renewal options) of these management agreements are 10 years.

5.	NOTES RECEIVABLE

Revolving Loan Notes:

On December 1, 2003, Inter-Continental Florida Limited Partnership (Florida) entered into a revolving loan agreement with Inter-Continental Hotels Corporation, an affiliate of Florida. This agreement provides for a commitment amount of $150,000,000. On December 21, 2004, Florida assigned $37,521,000 of unpaid principal to Florida’s partners, Inter-Continental Florida Investment Corp. and Inter-Continental Florida Partner Corp. The maturity date of the loan, as amended, is May 31, 2007. Interest on the loan is equal to the Federal rate, as defined in the agreement, and is payable monthly. At December 31, 2004, there was no amount outstanding under this loan. The interest rate at December 31, 2004 was 3.5%. This revolving loan agreement is unsecured.

On September 1, 2003, CIMS Limited Partnership (Chicago) entered into a revolving loan agreement with Inter-Continental Hotels Corporation, an affiliate of Chicago. This agreement provides for a commitment amount of $150,000,000. On December 21, 2004, Chicago assigned $81,292,000 of unpaid principal to Chicago’s partners, Inter-Continental Hotels Group Operating Corp. and Illinois Hotels Corp. The maturity date of the loan, as amended, is May 31, 2007. Interest on the loan is equal to the Federal rate, as defined in the agreement, and is payable monthly. At December 31, 2004, there was no amount outstanding under this loan. The interest rate at December 31, 2004 was 3.5%. This revolving loan agreement is unsecured.

6.	INDEBTEDNESS

Revolving Loan Notes:

On May 31, 2002, Florida entered into a revolving loan agreement with Six Continents Hotels, Inc., an affiliate of Florida, for the purpose of re-financing existing debt. This agreement provides for a commitment amount of $150,000,000. The maturity date of the loan, as amended, is May 31, 2007. Interest on the loan is equal to the Federal rate, as defined in the agreement, and is payable monthly. At December 31, 2004, there was $72,191,000 outstanding under this loan. The interest rate at December 31, 2004 was 3.5%. This revolving loan agreement is unsecured.

On May 31, 2002, Chicago entered into a revolving loan agreement with Six Continents Hotels, Inc., an affiliate of Chicago, for the purpose of re-financing existing debt. This agreement provides for a commitment amount of $150,000,000. The maturity date of the loan, as amended, is May 31, 2007. Interest on the loan is equal to the Federal rate, as defined in the agreement, and is payable monthly. At December 31, 2004, there was $109,303,000 outstanding under this loan. The interest rate at December 31, 2004 was 3.5%. This revolving loan agreement is unsecured.

CIMS LIMITED PARTNERSHIP AND INTER-CONTINENTAL FLORIDA LIMITED

PARTNERSHIP

NOTES TO COMBINED FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2004

(Continued)

Other Debt:

Other debt is comprised of funding from affiliates of Florida and Chicago for general corporate purposes. At December 31, 2004, there was $43,140,000 of other debt outstanding. There are no loan agreements associated with this debt.

7.	OTHER EMPLOYEE MATTERS

The Partnerships incurred severance costs of $530,000 for the year ended December 31, 2004. These costs are included in the accompanying combined statement of operations.

Employees of the Partnerships that meet certain eligibility requirements may participate in a defined contribution plan sponsored by Six Continents Hotels, Inc., an affiliate of the Partnerships. The Partnerships will match 100% of the first 2% of compensation that an employee elects to defer and the amount vests 100% immediately. Contributions by the Partnerships were $576,000 for the year ended December 31, 2004.

8.	COMMITMENTS AND CONTINGENCIES

Environmental Matters:

The properties owned by the Partnerships have been subjected to environmental reviews. While some of these assessments have led to further investigation and sampling, none of the environmental assessments has revealed, nor are the Partnerships aware of any environmental liability (including asbestos-related liability) that the Partnerships believe would have a material adverse effect on the Partnerships’ business or combined financial statements.

Litigation:

The Partnerships are party to various claims and routine litigation arising in the ordinary course of business. Based on discussions with legal counsel, the Partnerships do not believe that the results of these claims and litigation, individually or in the aggregate, will have a material adverse effect on their business or combined financial statements.

9.	FAIR VALUE OF FINANCIAL INSTRUMENTS

As of December 31, 2004, the carrying amounts of certain financial instruments employed by the Partnerships, including cash and cash equivalents, accounts receivable, accounts payable and accrued expenses were representative of their fair values because of the short-term maturity of these instruments. The revolving loan notes and other debt as disclosed in Note 6, are from affiliates of Florida and Chicago and are non-transferable. These notes have relatively current issuance dates and interest rates that fluctuate based on published market rates, therefore, management believes the carrying value of the revolving loan notes is a reasonable estimation of their fair value as of December 31, 2004.

10.	SUBSEQUENT EVENTS

On February 28, 2005, the Partnerships’ partners signed agreements to admit SHC as an 85 percent partner in the Partnerships. The transaction established a fair market value basis of $303,500,000 for the Partnerships. SHC’s interest is 85 percent of this amount. The sale closed April 1, 2005.